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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington D. C.  20549



                            FORM 8-K

                         CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported):  December 12, 1996




                        PENNZOIL COMPANY
     (Exact name of registrant as specified in its charter)

                           Delaware
         (State or other jurisdiction of incorporation)


                 1-5591                           74-1597290
       (Commission File Number)                (I.R.S. Employer
                                                Identification No.)


Pennzoil Place, P.O. Box 2967
Houston, Texas                                      77252-2967
(Address of principal                              (Zip code)
 executive offices)


(Registrant's telephone number, including area code): (713) 546-4000

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Item 5.     Other Events.

            On December 12, 1996, Section 1 of Article I of the By-laws of Pennzoil Company (the "Company") was amended to provide that the annual meeting of the shareholders of the Company will be held on the fourth Thursday of April in each year. Accordingly, the next annual meeting of the shareholders of the Company will be held on April 24, 1997.

            The Company's By-laws, as amended through December 12, 1996, are contained in Exhibit 1 hereto and are incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits


Description

1.      By-laws of Pennzoil Company, as amended
        through December 12, 1996.

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                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   PENNZOIL COMPANY




 Date: January 8, 1997             By:  DAVID P. ALDERSON, II
                                        David P. Alderson, II
                                        Group Vice President